U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-23015
(Commission File No.)

Nevada	87-0450232
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

C Site 25-26F Presidential Building, No. 69 Heping North Street
Heping District, Shenyang 110003, Peoples Republic of China
(Address of principal executive offices)

0086-24-2281388
(Registrant’s telephone number)

Not applicable
(Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Resignation of Principal Accountant

On October 22, 2007, the Company’s certifying accountant, Henny Wee & Co. (the “Accountant”), resigned as the Company’s independent auditor. The Accountant was engaged on August 9, 2007, and, therefore, served as the Company’s certifying accountant for just over two months. During that limited period of service, and there were no disputes between the Company’s management and the Accountant, the Accountant did not issue any audit report on the Company’s financial statements because it did not conduct any audit of the financial statements of the Company. Furthermore, during the brief period of service there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with any report it might have issued on the financial statements of the Company, and there were no reportable events described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Accountant with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K and has requested that the Accountant furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. A copy of this letter is filed with this report as Exhibit 16.1.

Engagement of Principal Accountant

On October 22, 2007, the board of directors of the Company approved the engagement of Kabani & Company, Inc., as its new independent accountant. During the two most recent fiscal years and through the date hereof, neither the Company nor any one on behalf of the Company has consulted with Kabani & Company, Inc. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Copies of English translations of the following documents are included as exhibits to this report.

Exhibit No.	Description of Document

16.1	Letter from Henny Wee & Co.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great China International Holdings, Inc.

Date: October 24, 2007	By:	/s/ Frank Jiang
Frank Jiang, Chief Executive Officer